03:32:33 PM                                             EXHIBIT 99. 2


                       MBNA MASTER CREDIT CARD TRUST 92-1

                           KEY PERFORMANCE FACTORS
                                     April, 1996



        Scheduled Maturity                                       12/15/97


        Coupon                                                      7.25%


        Excess Protection Level
          3 Month Average                                           5.27%
        April, 1996                                                 4.30%
        March, 1996                                                 6.20%
        February, 1996                                              5.31%


        Cash Yield                                                 17.74%


        Investor Charge Offs                                        3.68%


        Base Rate                                                   9.75%


        Over 35 Day Delinquency                                     4.08%


        Seller's Interest                                          21.59%


        Total Payment Rate                                         10.42%


        Total Principal Balance                         $9,437,516,072.02


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,037,516,072.01